National Life Insurance Company

National Variable Annuity Account II
National Variable Life Insurance Account

Supplement dated October 1, 2009

to the Prospectuses dated May 1, 2009
for the Varitrak, Investor Select
and Sentinel Estate Provider Policies

and
to the Prospectus dated May 1, 2009
for the Sentinel Advantage Variable Annuity Contract

The policies or contracts listed above issued by National Life Insurance Company (“we” or “us”) have investment options that invest in the Van Eck Worldwide Real Estate Fund (the “Worldwide Real Estate Fund”), a series of the Van Eck Worldwide Insurance Trust (the “Trust”). We have been informed by the Board of Trustees of the Trust that they have approved a Plan of Liquidation and Dissolution (the “Plan of Liquidation”) for the Worldwide Real Estate Fund. Under the Plan of Liquidation, the Worldwide Real Estate Fund will be liquidated on or about December 8, 2009 (the “Liquidation Date”).

In preparation for the liquidation, the Worldwide Real Estate Fund will be not be available as an investment option under policies or contracts issued on or after October 5, 2009.

For owners who purchased their policies or contracts before October 5, 2009, after the Liquidation Date, all contract or policy values in the subaccount that invests in the Worldwide Real Estate Fund will be transferred to the subaccount that invests in the Sentinel Variable Products Money Market Fund (the “Money Market Fund”).

If you do not want to be invested in the Money Market Fund, you should transfer to another subaccount and adjust any automatic transactions that you may have established accordingly. Transfers made from any subaccount that invests in the Worldwide Real Estate Fund or, after the Liquidation Date, the Money Market Fund, will not count against the number of free transfers allowed until after February 6, 2010, and we will waive any fee otherwise applicable to such transfers.

If you have any questions, please contact us at 1-800-732-8939.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE APPLICABLE PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.

8815(1009)

Cat. No. 51316